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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 10, 2001

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                           EPICOR SOFTWARE CORPORATION
           (Exact name of the Registrant as specified in its charter)


          DELAWARE                     0-20740                   33-0277592
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              file number)            Identification No.)


                              195 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (949) 585-4000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

        On April 10, 2001, the Company informed Ernst & Young LLP ("E&Y") that E&Y would no longer be retained as the Company's independent auditor. E&Y audited the Company's consolidated financial statements for the year ended December 31, 2000. E&Y's reports on the Company's consolidated financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion nor a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the years ended December 31, 2000 and 1999 and during the portion of 2001 prior to the audit committee's decision to make a change, there were no disagreements between the Company and E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

        The decision not to retain E&Y has been approved by the audit committee of the Company's board of directors.

        Effective April 17, 2001, the Company retained Deloitte & Touche LLP ("D&T") to serve as its independent auditor for fiscal year 2001. The decision to retain D&T has also been approved by the Company's audit committee. During the Company's two most recent fiscal years and during the portion of 2001 prior to the audit committee's decision, the Company did not consult with D&T regarding the application of accounting principles to a specified transaction nor the type of audit opinion that might be rendered on the Company's consolidated financial statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) EXHIBITS.

            Exhibit Number

            Ex - (16)    Letter re Change in Certifying Accountant.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPICOR SOFTWARE CORPORATION


Date: April 16, 2001                        By: /s/ L. George Klaus
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                                                    L. George Klaus
                                                    Chairman of the Board and
                                                    Chief Executive Officer



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                                 EXHIBIT INDEX

         EXHIBIT
         NUMBER                   DESCRIPTION
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           16        Letter re Change in Certifying Accountant.